                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                 FORM 8-K (A)

                                AMENDMENT NO. 2

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): September 25, 1996

                        CSG SYSTEMS INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


         DELAWARE                    0-27512                   47-0783182
   (State or other jurisdiction     (Commission             (IRS Employer
    of incorporation)                File Number           Identification No.)



            5251 DTC Parkway, Suite 625, Englewood, Colorado 80111
            (Address of principal executive offices)    (Zip Code)



      Registrant's telephone number, including area code:  (303) 796-2850



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

                        CSG SYSTEMS INTERNATIONAL, INC.
                                  FORM 8-K(A)
                                AMENDMENT NO. 2

CSG Systems International, Inc. hereby amends Item 7 of its amendment to Form 8-K filed on September 9, 1996 to delete in its entirety the Pro Forma Combined Statement of Operations for the Six months ended June 30, 1996 previously furnished and replace it with the Pro Forma Statement of Operations for the Six months ended June 30, 1996 filed herewith.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(b)     Pro forma financial information

        The following unaudited pro forma combined financial statements are filed with this report:

                  Pro Forma Combined Statement of Operations:

                                                                            Page
                                                                            ----

                        Six months ended June 30, 1996                       3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 1996

                                        CSG SYSTEMS INTERNATIONAL, INC.

                                        By: /s/ Randy Wiese
                                            ----------------------------

                                                     Randy Wiese
                                                     Controller
                                           (Principal Accounting Officer)


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

                        CSG SYSTEMS INTERNATIONAL, INC.
            PRO FORMA COMBINED STATEMENT OF OPERATIONS - UNAUDITED
                        SIX MONTHS ENDED JUNE 30, 1996
   (IN THOUSANDS, EXCEPT SHARE AND  PER SHARE AMOUNTS, AND IN U.S. DOLLARS)



                                                        CSG           BYTEL         PRO FORMA      PRO FORMA
                                                     HISTORICAL     HISTORICAL     ADJUSTMENTS     COMBINED
                                                     ----------     ----------     -----------     ---------
Total revenues.....................................  $   57,188     $    4,239     $       --      $  61,427
Expenses:
  Cost of revenues:
   Cost of services................................      27,200          3,267            (531)(a)    29,936
   Amortization of acquired software...............       5,501            --              --          5,501
   Amortization of client contracts and related
    intangibles....................................       2,046            --              --          2,046
                                                     ----------     ----------     -----------     ---------
     Total cost of revenues........................      34,747          3,267            (531)       37,483
                                                     ----------     ----------     -----------     ---------

  Operating expenses:
   Research and development........................       9,348          1,275             459 (b)    11,082
   Selling and marketing...........................       2,990            138             --          3,128
   General and administrative:
     General and administrative....................       6,428            555             --          6,983
     Amortization of noncompete agreements
      and goodwill.................................       2,939            --              299 (c)     3,238
     Stock-based employee compensation.............       3,374            --              --          3,374
   Depreciation....................................       2,436             73             --          2,509
                                                     ----------     ----------     -----------     ---------
     Total operating expenses......................      27,515          2,041             758        30,314
                                                     ----------     ----------     -----------     ---------

Total expenses.....................................      62,262          5,308             227        67,797
                                                     ----------     ----------     -----------     ---------
     Operating loss................................      (5,074)        (1,069)           (227)       (6,370)
                                                     ----------     ----------     -----------     ---------
  Other income (expense):
   Interest expense................................      (2,610)           --              --         (2,610)
   Interest income.................................         485            --              (78)(d)       407
                                                     ----------     ----------     -----------     ---------
     Total other...................................      (2,125)           --              (78)       (2,203)
                                                     ----------     ----------     -----------     ---------

Loss from continuing operations before
 income taxes and extraordinary item...............      (7,199)        (1,069)           (305)       (8,573)
                                                     ----------     ----------     -----------     ---------
  Income tax (provision) benefit...................         --             --              --            --
                                                     ----------     ----------     -----------     ---------

Loss from continuing operations before
 extraordinary item................................  $   (7,199)    $   (1,069)    $      (305)    $  (8,573)
                                                     ==========     ==========     ===========     =========

Loss from continuing operations before
 extraordinary item per common and equivalent
   share...........................................  $    (0.30)                                   $   (0.35)
                                                     ==========                                   ==========
Shares used in per share computation...............  24,490,889                                   24,490,889
                                                     ==========                                   ==========


             See notes to pro forma combined financial statements


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